UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 21, 2013

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated October 23, 2013, The Cheesecake Factory Incorporated (the “Company”) announced financial results for the Company’s third quarter of fiscal 2013, which ended on October 1, 2013.  The full text of the press release is furnished herewith as Exhibit 99.1 to this Report.

ITEM 8.01                                  OTHER EVENTS

On October 21, 2013, the Board of Directors of the Company approved the terms of a share repurchase plan with J.P. Morgan Securities LLC (“J.P. Morgan”) pursuant to which the Company is authorized to repurchase shares of its common stock in open market transactions in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, such plan to be effective from October 28, 2013 through November 12, 2013.  In conjunction with a stock repurchase plan entered into with J. P. Morgan Securities LLC, dated May 29, 2013 and meant to be qualified under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which plan terminates on December 31, 2013, unless terminated sooner in accordance with its terms, the Company now expects to allocate as much as $65 million toward share repurchases in the fourth quarter of fiscal 2013.

On October 21, 2013, the Board of Directors of the Company also approved the adoption of a prearranged stock repurchase plan with Goldman Sachs & Co. (“Goldman Sachs”) intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“10b5-1 Plan”). The 10b5-1 Plan will become effective on January 2, 2014 and terminate on July 1, 2014, unless terminated sooner in accordance with its terms. Purchases may be made in the open market or through privately negotiated transactions in support of the Company’s stock repurchase plan. Purchases in the open market will be made in compliance with Rule 10b-18 under the Securities Exchange Act of 1934.

On October 21, 2013, the Board of Directors of the Company declared a quarterly cash dividend to its stockholders.  A dividend of $0.14 per share will be paid on November 19, 2013 to the stockholders of record on November 6, 2013 of each share of the Company’s common stock.  Future dividends, if any, will be subject to Board approval.  On October 23, 2013, the Company included in its press release, attached hereto as Exhibit 99.1 and described in Item 2.02 above, an announcement of the declaration of the dividend.  The full text of the press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference.

The information furnished in Item 8.01 of this Report, including the exhibits incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1                   Press release dated October 23, 2013 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2013”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2013	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 23, 2013 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2013”